Capital Management	12 Months Ended
Dec. 31, 2024
Capital Management [Abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
The capital of the Company consists of items included in the Company’s equity and loans and borrowings, net of cash and cash equivalents. The Company’s capital at December 31, 2024 and 2023, as defined above, is summarized in the following table:

	2024	2023
Equity	$3,397,552	$2,442,461
Loans and borrowings	1,347,831	924,980
	4,745,383	3,367,441
Less: cash and cash equivalents	(239,329)	(191,995)
	$4,506,054	$3,175,446
The Company’s primary objective when managing capital is to ensure it will be able to continue as a going concern and that it has sufficient ability to satisfy its capital obligations and ongoing operational expenses, as well as having sufficient liquidity to fund suitable business opportunities as they arise. The Company manages its capital structure and makes adjustments as necessary in light of economic conditions. The Company, upon approval from its Board of Directors, seeks to balance its overall capital structure through new share issuances or by undertaking other activities as deemed appropriate under the specific circumstances. To maintain its capital structure, the Company may, from time to time, issue or buy back equity, draw down or repay debt, or sell assets, including its marketable securities or other investments.
As described in note 19(b), the Company has filed a base shelf prospectus that allows the Company to make offerings of common shares, debt securities, subscription receipts, share purchase contracts, units or warrants in one or more issuances until October 31, 2026 and as set forth in an accompanying prospectus supplement.